UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 2, 2009

PUBLIX SUPER MARKETS, INC.

(Exact name of Registrant as specified in its charter)

Florida	0-00981	59-0324412
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 Publix Corporate Parkway Lakeland, Florida	33811
(Address of principal executive offices)	(Zip code)

(863) 688-1188

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On March 2, 2009, Publix Super Markets, Inc. issued a press release to report its fourth quarter and annual results for 2008 and stock price effective March 1, 2009. A copy of the press release is attached hereto as Exhibit 99.1.

The foregoing information, including Exhibit 99.1, is being furnished under Item 2.02 and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits

(d).	Exhibits

99.1.	Press Release dated March 2, 2009

Page 2 of 4 pages

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PUBLIX SUPER MARKETS, INC.

Dated: March 2, 2009	By:	/s/ David P. Phillips
David P. Phillips,
Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

Page 3 of 4 pages

Exhibit Index

Exhibit 99.1.	Press Release dated March 2, 2009

Page 4 of 4 pages